                                                                  EXHIBIT 10.1

                               PURCHASE AGREEMENT

         THIS AGREEMENT is made as of the 6th day of August, 1996, between Magainin Pharmaceuticals Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

         SECTION 1. Authorization of Sale of Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 1,556,763 units (the "Units"), consisting of one share of common stock ("Common Stock"), par value $.002 per share (a "Share"), of the Company and one warrant to purchase 0.65 Shares (a "Warrant").

         SECTION 2. Agreement to Sell and Purchase the Units. At the Closing (as defined in Section 4), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Units (at the purchase price) shown below:

Number to Be           Price Per Unit               Aggregate
 Purchased               In Dollars                   Price
- ------------           --------------               ---------
                          $7.7083

Such Shares and Warrants constituting the Units shall become immediately separable and transferable, subject to the provisions of Section 7(b), upon Closing.

         The Company is simultaneously entering into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Units to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements."

         SECTION 3. Warrant. The terms of the Warrant shall be as set forth in the form of Warrant attached hereto as Exhibit A and incorporated by reference herein.

         SECTION 4. The Closing.

         (a) The completion of the purchase and sale of the Units (the "Closing") shall occur on the date hereof or such other time as may be agreed upon in writing by the Company and the Purchasers (the "Closing Date").

         (b) At the Closing, the Company shall deliver to the Purchaser:

                  (i) certified copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby, the issuance and sale of the Shares, the issuance of the Warrants, the reservation of shares of Common Stock upon exercise of the Warrants (the "Warrant Shares") and the consummation of all other transactions contemplated by this Agreement;

                  (ii) certified copies of the Certificate of Incorporation and the Bylaws, each as in effect at the Closing;

                  (iii) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions contemplated hereby (including, without limitation, all blue sky filings and waivers of preemptive rights and rights of first refusal);

                  (iv) stock certificate(s) for the Shares registered in the name specified in the Stock Certificate Questionnaire attached hereto as part of Appendix I, representing the number of Units set forth in
         Section 2 above; and

                  (v) the Warrants registered in the name the name specified in the Stock Certificate Questionnaire attached hereto as part of Appendix I, representing the number of Units set forth in Section 2 above.

         SECTION 5. Conditions to Closing.

         (a) The obligation of the Purchaser to purchase and pay for the Units at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                  (i) the Company shall have delivered to the Purchaser the items specified in Section 4(b);

                  (ii) the purchase of the Units by the Purchaser hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject the Purchaser to any penalty, liability or, in the Purchaser's sole judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation, and the purchase of the

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
         Units by the Purchaser hereunder shall be permitted by the laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which the Purchaser is subject; and

                  (iii) Morgan, Lewis & Bockius LLP, counsel to the Company, shall deliver its legal opinion substantially in the form set forth in Exhibit B;

provided that, any condition specified in this Section 5(a) may be waived if consented to by each Purchaser; provided further that no such waiver shall be effective against any Purchaser unless it is set forth in a writing executed by such Purchaser.

         (b) The Company's obligation to complete the purchase and sale of the Units and deliver such stock certificate(s) and Warrants to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

         (i) receipt by the Company of federal funds in the full amount of the purchase price for the Units being purchased hereunder;

         (ii) completion of the purchases and sales under the Agreements with Other Purchasers; and

         (iii) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing,

provided that in the event that condition (ii) or, with respect to Other Purchasers, condition (iii) is not met, the Purchaser shall have the right, but not the obligation, to purchase the Units which such Other Purchaser (the "Defaulting Purchaser") should have purchased on the same terms, and if Other Purchasers want to exercise this right, on a pro rata basis (based on the number of Units purchased hereunder and under the other purchase agreements) with any Other Purchasers exercising the right, and if the Purchaser and/or Other Purchasers exercise this right, the condition shall be deemed to have been met.

         SECTION 6. Representations, Warranties and Covenants. The Company hereby represents and warrants to,as of the date hereof, and covenants with, the Purchaser as follows:

         6.1. Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the charter documents, the Certificate of Incorporation and the Bylaws and any subsidiary's bylaws which have been furnished to each Purchaser's counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

         6.2. Capital Stock and Related Matters.

         (a) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 9,211,031 shares of preferred stock, par value $.001 per share, none of which are issued and outstanding, and
(b) 45,000,000 shares of Common Stock, 1,011,896 of which shall be reserved for issuance upon exercise of Warrants. As of the Closing, except as set forth on the attached "Capitalization Schedule," neither the Company nor any subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Warrants. As of the Closing, neither the Company nor any subsidiary shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth on the Capitalization Schedule and except pursuant to the Certificate of Incorporation. As of the Closing, all of outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

         (b) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Shares or Warrants hereunder or the issuance of the Warrant Shares. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock. Assuming the accuracy of the representations of the Purchasers set forth in Section 7(a) hereof, the offer, sale and issuance of the Common Stock or Warrants hereunder do not require registration under the Securities Act or any applicable state securities laws.

         6.3. Authorization; No Breach. The execution, delivery and performance of this Agreement, and each Warrant have been duly authorized by the Company. This Agreement, each Warrant and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements contemplated herein, the offering, sale and issuance of the Shares and Warrants hereunder, the issuance of the Warrant Shares, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or any other encumbrance upon the Company's or any subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) other than consents which have been obtained as of the date hereof, require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Certificate of Incorporation or the Bylaws or any subsidiary's charter or bylaws, or any law, statute, rule or regulation to which the Company or any subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any subsidiary is subject.

         6.4. Financial Statements.

         (a) Attached hereto as the "Financial Statements Schedule" are the following documents:

                  (i) the Form 10-K (the "10-K Report") filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the fiscal year ended December 31, 1995; and

                  (ii) the report on Form 10-Q filed by the Company with the SEC pursuant to the Exchange Act for the fiscal quarter ended March 31, 1996 (the "March 1996 10-Q Report"); and

                  (iii) the report on Form 10-Q filed by the Company with the SEC pursuant to the Exchange Act with respect to for the fiscal quarter ended June 30, 1996 (the "June 1996 10- Q Report").

         (b) Each of the Form 10-K, the March 1996 10-Q Report and the June 1996 10-Q Report (including in all cases the notes thereto, if any) is accurate and complete in all material respects as of the respective dates thereof, is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects) and the financial statements contained therein have been prepared in accordance with generally accepted accounting principles, consistently applied, subject in the case of the unaudited financial statements to the absence of footnote disclosure and changes resulting from normal year-end adjustments.

         6.5. Absence of Undisclosed Liabilities. The Company and its subsidiaries do not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or any subsidiary, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities disclosed in the 10-K Report or the June 1996 10-Q Report and (ii) liabilities and obligations which have arisen after the date of the 10-K Report or the June 1996 10-Q Report in the ordinary course of business (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit).

         6.6. Tax Matters.

         (a) Neither the Company nor any of its subsidiaries has made an election under Section 341(f) of the Internal Revenue Code of 1986, as amended ("IRC"). To the Company's best knowledge after

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
due inquiry, neither the Company nor any subsidiary is liable for the Taxes of another Person that is not a subsidiary in a material amount under (a) Treas. Reg. Section 1.1502-6 (or comparable provisions of state, local or foreign law),
(b) as a transferee or successor, (c) by contract or indemnity or (d) otherwise. Neither the Company nor any subsidiary is a party to any tax sharing agreement. The Company and each subsidiary have disclosed on their federal income Tax Returns any position taken for which substantial authority (within the meaning of IRC Section 6662(d)(2)(B)(i)) did not exist at the time the return was filed. Neither the Company nor any subsidiary has made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under IRC Section 280G.

         (b) As used herein, "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

         (c) Litigation, etc. There are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any subsidiary (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company and its subsidiaries with respect to their businesses or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company nor any subsidiary is subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries (including, without limitation, inquiries as to the qualification to hold or receive any license or permit); and, to the best of the Company's knowledge, there is no basis for any of the foregoing. Neither the Company nor any subsidiary is subject to any judgment, order or decree of any court or other governmental agency, and neither the Company nor any subsidiary has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, except as to product liability claims, none of which have been asserted to date against the Company.

         6.7. Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any subsidiary. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

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
         6.8. Governmental Consent, etc. Except for the Company's registration obligations under Section 9 hereof, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or any other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

         6.9. Employees. The Company is not aware that any executive or key employee of the Company or any subsidiary or any group of employees of the Company or any subsidiary has any plans to terminate employment with the Company or any subsidiary.

         6.10. Compliance with Laws. The Company and each subsidiary have obtained all permits, licenses and authorizations required under, and have complied in all material respects with, all federal, state, local or foreign law, rule or regulation (including the common law) relating to or regulating health, safety, pollution or the protection of the environment ("Environmental Laws"). No notice has been received by the Company or any subsidiary regarding any violation of, or any claim, liability or corrective or remedial obligation under, any Environmental Laws. No facts or circumstances exist with respect to the past or present operations or facilities of the Company or any subsidiary which would give rise to a material liability or corrective or remedial obligation under any Environmental Laws.

         6.11. Intellectual Property. The Company and each of its subsidiaries owns or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, licenses, know-how, trademarks, service marks, tradenames and copyrights which are used by or material to the condition (financial or otherwise), business or operations of the Company and each of its subsidiaries.

         6.12. Affiliated Transactions. Except as set forth in reports and materials filed by the Company with the SEC pursuant to the periodic reporting requirements of the Exchange Act, no officer, director, employee, or Affiliate of the Company or any subsidiary or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any material agreement, contract, commitment or transaction with the Company or any subsidiary or has any material interest in any material property used by the Company or any subsidiary.

         6.13. Disclosure. Neither this Agreement nor any of the exhibits, schedules, attachments, written statements, documents, certificates or other items prepared or supplied to any Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which any of its officers, directors or executive employees is aware (other than general economic conditions) and which has had or would reasonably be expected to have a material adverse effect upon the business operations, properties, assets or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

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
         6.14. Reports with the SEC. The 10-K Report furnished by the Company to the Purchasers is a complete and accurate copy of its annual report on Form 10-K for its most recent fiscal year. The Company has furnished the Purchaser with all other reports or documents required to be filed by the Company pursuant to
Section 13(a) or 15(d) of the Exchange Act since the filing of the most recent annual report on Form 10-K and its most recent annual report to its stockholders. Neither the 10-K Report nor any such other reports and filings contains any material false statements or any misstatement of any material fact and the 10-K Report and such reports and filings do not omit to state any fact necessary to make the statements set forth therein not misleading as of the respective dates thereof. The Company has made all filings with the SEC which it is required to make, and the Company has not received any request from the SEC to file any amendment or supplement to any of the reports described in this
Section 6.14.

         SECTION 7. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Units contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in equity securities presenting an investment decision like that involved in the purchase of the Units, including investments in equity securities issued by the Company; (ii) the Purchaser or its counsel, accountants or other investment advisers have requested, received, reviewed and considered all information deemed relevant by them in making an informed decision to purchase the Units; (iii) the Purchaser or its counsel, accountants or other investment advisers have received and reviewed a draft of the Registration Statement (as defined in Section 9.1 hereof); (iv) the Purchaser is acquiring the number of Units set forth in
Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of the Shares, the Warrants or the Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrants or Warrant Shares in violation of the Securities Act (this representation and warranty not limiting the Purchaser's right to sell Shares or Warrant Shares pursuant to the Registration Statement or pursuant to an exemption from the Securities Act or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 9.3 hereof); (v) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement and the answers thereto are true, correct and complete in all material respects as of the date hereof and will be true, correct and complete in all material respects as of the effective date of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the number of Units set forth in
Section 2 above, relied solely upon the draft Registration Statement, the Form 10-K, the March 31 10-Q Report and the June 30 10-Q Report and the representations and warranties of the Company contained herein, as well as any investigation of the Company completed by the Purchaser or its counsel, accountants or other investment advisers; and (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         (b) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, the Warrants or the Warrant Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder. The Purchaser hereby acknowledges that the Warrants will not be registered under the Securities Act or any state securities law and may not be offered, sold, pledged or otherwise transferred in the absence of such registration or unless the Company receives an opinion of counsel acceptable to it that such offer, sale, transfer or assignment is exempt from any registration and prospectus delivery requirements of the Securities Act and any applicable state securities laws. The Purchaser hereby covenants not to make any sale of the Shares or the Warrant Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares or Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares or Warrant Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares or Warrant Shares, as the case may be, have been sold pursuant to and in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission"), or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares or Warrant Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Company shall only be able to suspend the use of said prospectus for two periods aggregating no more than thirty business days in any twelve month period. The Purchaser further covenants to notify promptly the Company of the sale of all of its Shares, Warrants and Warrant Shares.

         (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Purchaser. The Purchaser shall pay, and hold the Company harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

         SECTION 8. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares and the Warrants delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Units being purchased and the payment therefor.

         SECTION 9. Registration of Shares and Warrant Shares

         9.1. Registration Procedures and Expenses.

         (a) The Company shall as soon as practicable, but in no event later than August 15, 1996, prepare and file with the Commission a Registration Statement on Form S-3 (the "Registration Statement") to effect the registration under the Securities Act of the Shares and the Warrant Shares in connection with the disposition of (i) the Shares and the Warrant Shares by the Purchasers, from time to time in the open market, in one or more transactions (which may involve block transactions), in negotiated, underwritten, or other transactions or through a combination of such methods of sale, at market prices prevailing at the time of such sale, at prices relating to such prevailing market prices or at negotiated prices and (ii) the Shares and Warrant Shares by persons or entities that receive Shares or Warrants upon transfer thereof pursuant to the terms of such securities and this Agreement (the "Record Transferees"), and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter; provided that the Company shall be obligated to include in the Registration Statement the disposition of Shares and/or Warrant Shares held by a Record Transferee only if the Purchaser transferring any Common Stock or Warrants to a Record Transferee gives notice of such transfer to the Company and any such Record Transferee agrees in writing to be bound by the provisions of Section 7(b) hereof and this
               Section 9;

         (b) In the event that the Registration Statement is not declared effective by the Commission on or before December 3, 1996, the Company shall issue to the Purchaser an additional Warrant (the "Additional Warrant") to purchase an additional ______ shares of Common Stock, such Additional Warrant, if any, to be in the form attached hereto as Exhibit A. In the event that any Additional Warrant is issued to the Purchaser, the Company shall promptly prepare and file with the Commission one or more amendments to the Registration Statement and the prospectus used in connection therewith, or file one or more additional registration statements, to register for resale by the Purchasers and the Record Transferees, if any, any additional Warrant Shares issuable as a result of the issuance of such Additional Warrant, and any such additional registration statement(s) that are filed pursuant to this Section 9.1(b) shall be included in the term "Registration Statement" as used herein. Following the issuance of any Additional Warrant, such Additional Warrant shall be included in the term "Warrant" as used herein and any shares of Common Stock issuable upon such Additional Warrant shall be included in the term "Warrant Shares" as used herein.

         (c) The Company shall promptly prepare and file with the Commission one or more amendments to the Registration Statement and the prospectus used in connection therewith, or file one or more additional registration statements, to register for resale by the Purchasers and the Record Transferees, if any, any additional Warrant Shares that may be issuable as a result of adjustments made pursuant to Section I of the Warrants, and any such additional registration statement(s) that are filed pursuant to this Section 9.1(c) shall be included in the term "Registration Statement" as used herein.

         (d) The Company shall promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until all of the Shares and Warrant Shares have been sold pursuant thereto or until the earlier of (a) such time as all of such Common Stock and Warrant Shares have been disposed of in accordance with the intended methods of disposition by the Purchasers or the Record Transferees (as the case may be) set forth in such Registration Statement, and (b) such date on which each Purchaser or any Record Transferees (as the case may be) may dispose of all of the Common Stock and Warrant Stock held by it in one transaction in the open market pursuant to Rule 144(k) under the Securities Act.

         (e) The Company shall promptly furnish to the Purchaser with respect to the Shares and Warrant Shares registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or the Warrant Shares by the Purchaser.

         (f) The Company shall promptly file documents required of the Company for normal blue sky clearance for the disposition by the Purchasers and any Record Transferees of the Shares and the Warrant Shares in each state of the United States, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

         (g) The Company shall promptly inform the Purchaser when any stop order has been issued with respect to the Registration Statement and use its best efforts to promptly cause such stop order to be withdrawn.

         (h) The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (g) of this Section 9.1 and the registration of the Shares and the Warrant Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers and any expenses relating to the sale of the Shares or the Warrant Shares by the Purchasers (including without limitation, broker's commissions, discounts or fees of any nature and transfer taxes or charges of any nature).

         The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed form of the Registration Statement has been provided to the Purchaser and the Other Purchasers and a questionnaire related thereto to be completed by the Purchaser is attached as Appendix I to this Agreement.

         9.2. Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement or as otherwise in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

         9.3. Indemnification.  For the purpose of this Section 9.3:

         (a) the term "Selling Stockholder" shall include the Purchaser or any Record Transferee, its officers, directors, and/or trustees and any affiliate or controlling person of such Purchaser or Record Transferee, as the case may be;

         (b) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 9.1; and

         (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 6 hereof by the Company, or any untrue statement of a material fact contained in the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Stockholder to comply with the covenants and agreements contained in Sections 7 or 9.2 hereof respecting sale of the Shares or Warrant Shares, as the case may be, or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

         The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 7 hereof by the Purchaser, or any failure by the Purchaser to comply with the covenants and agreements contained in Sections 7 or 9.2 hereof respecting sale of the Shares or Warrant Shares, as the case may be, or any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in the Registration Statement. The Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of the Purchaser hereunder be greater in an amount than the dollar amount of the proceeds received by such holder upon the sale of the Shares or Warrant Shares, as the case may be, giving rise to such indemnification obligation.

         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 9.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action; provided, however, that any failure by an indemnified person to notify an indemnifying person shall not relieve the indemnifying person from its obligations hereunder except to the extent that the indemnifying person is prejudiced thereby. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties hereunder and under the other Agreements.

         If the indemnification provided for in this Section 9.3 from the indemnifying person would be applicable but is otherwise unavailable, as determined by a court of applicable jurisdiction, to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this
Section 9.3, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9.3, no Purchaser shall be required to contribute any amount in excess of the dollar amount of the proceeds received by such Purchaser upon the sale of the Shares or Warrant Shares, as the case may be, giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 7 or this Section 9 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares and Warrant Shares when such Shares and/or

Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         SECTION 10. Financial Statements and Other Information.

         (a) The Company shall deliver to each Purchaser (so long as such Purchaser holds any Shares or Warrants) and each Record Transferee who holds at least 10% of the Shares or Warrants:

                  (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Com pany's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

                  (ii) accompanying the financial statements referred to above in Section 10(a)(i) (i), an Officer's Certificate stating that neither the Company nor any of its subsidiaries is in default under any of its other material agreements or, if any such default exists, specifying the nature and period of existence thereof and what actions the Company and its subsidiaries have taken and propose to take with respect thereto;

                  (iii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (a) with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of recognized national standing (acceptable to the holders of a majority of the Common Stock) that is unqualified with respect to the scope of such firm's examination and the Company's status as a going concern, (b) a certificate from such accounting firm, addressed to the Company's board of directors, stating that in the course of its examination nothing came to its attention that caused it to believe that there was any default by the Company or any subsidiary in the fulfillment of or compliance with any of the terms, covenants, provisions or conditions of any other material agreement to which the Company or any subsidiary is a party or, if such accountants have reason to believe any such default by the Company or any subsidiary exists, a certificate specifying the nature and period of existence thereof, and (c) a copy of such firm's annual management letter to the board of directors;

                  (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

                  (v) at least 30 days but not more than 90 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, an Officer's Certificate explaining the deviation and what actions the Company has taken and proposes to take with respect thereto;

                  (vi) promptly (but in any event within five business days) after the discovery or receipt of notice of any default under any material agreement to which it or any of its subsidiaries is a party, any condition or event which is reasonably likely to result in any material liability under any federal, state or local statute or regulation relating to public health and safety, worker health and safety or pollution or protection of the environment or any other material adverse change, event or circumstance affecting the Company or any subsidiary (including, without limitation, the filing of any material litigation against the Company or any subsidiary or the existence of any dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its subsidiaries have taken and propose to take with respect thereto;

                  (vii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its subsidiaries' businesses; and

                  (viii) with reasonable promptness, such other information and financial data concerning the Company and its subsidiaries as any Person entitled to receive information under this Section 10(a) may reasonably request.

         (b) Each of the financial statements referred to in Section 10(a) shall be true and correct as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments.

         (c) Notwithstanding the foregoing, the provisions of this Section 10 shall cease to be effective so long as the Company (a) is subject to the periodic reporting requirements of the Exchange Act and continues to comply with such requirements and (b) promptly provides to each person otherwise entitled to receive information pursuant to this Section 10 all reports and other materials filed by the Company with the Commission pursuant to the periodic reporting requirements of the Exchange Act; provided that so long as any Shares or Warrant Shares remain outstanding, the Company shall continue to deliver to each Purchaser (so long as such Purchaser holds any Common Stock or Warrant Stock) and to each holder of at least 5% of the Shares and Warrant Shares, the information specified in Section 10(a)(vii) hereof.

         (d) For purposes of this Section 10, the term "Purchaser" shall include any partner of a Purchaser who received Shares or Warrant Shares pursuant to a distribution from or a liquidation of such Purchaser.

         (e) The Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of non-confidential information at the Company's headquarters.

         SECTION 11. Board of Directors. Upon written request to the Company from Purchasers beneficially owning in excess of 50% of the Shares sold hereunder and under the other Agreements, and only for so long as the Purchasers shall beneficially own in excess of 50% of the Shares sold hereunder and under the other Agreements, the Company shall use its best efforts to nominate as a member of the Company's board of directors (the "Board") a person who is (i) designated in writing by such Purchasers and (ii) reasonably acceptable to a majority of the Board as constituted prior to such nomination (the "Purchaser Designee"). For purposes of this Section 11 only, the term "Purchasers" shall mean solely the original purchasers of the Shares which are parties to this Agreement and the other Agreements. In the event that the Purchaser Designee shall cease to be a member of the Board for any reason during the two year period commencing on the Closing Date, the Purchasers, following the procedures described above in this Section 11, shall have the right to designate a person to fill the resulting vacancy on the Board. Notwithstanding the foregoing, the right of the Purchasers to designate a representative to the Board, and the Company's obligation to so nominate such a representative, shall cease upon the earlier to occur of (i) August 6, 1998 and (ii) any merger, consolidation or capital reorganization involving the Company pursuant to which the holders of the Company's Common Stock prior to such transaction are beneficial owners of less than 50% of the capital stock of the surviving corporation.

         SECTION 12. Expenses. At the Closing, the Company shall pay the reasonable costs and expenses of Kirkland & Ellis, counsel to the Purchasers, in connection with the preparation of the Agreements and the issuance of the Units, up to an aggregate maximum of $35,000 for all Purchasers.

         SECTION 13. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent and shall be delivered as addressed as follows:

         (a)      if to the Company, to:

                  Magainin Pharmaceuticals Inc.
                  5110 Campus Drive
                  Plymouth Meeting, Pennsylvania  19462
                  Attention:  Michael R. Dougherty
                           Executive Vice President and
                           Chief Financial Officer

                  with a copy so mailed to:

                  Morgan, Lewis & Bockius LLP
                  2000 One Logan Square
                  Philadelphia, Pennsylvania  19103-6993
                  Attention:  David R. King, Esq.

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

         (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

         SECTION 14. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

         SECTION 15. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         SECTION 16. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and the federal law of the United States of America.

         SECTION 18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                       MAGAININ PHARMACEUTICALS INC.

                                       By_________________________________

PRINT OR TYPE:

                                       Name of Purchaser
                                         (Individual or Institution):

                                       --------------------------------


                                       Name of Individual
                                         representing Purchaser
                                         (if an Institution):

                                       ---------------------------------


                                       Title of Individual
                                         representing Purchaser
                                         (if an Institution):

                                       ---------------------------------

                                       Principal Place of Business

                                       ---------------------------------


SIGNATURE BY:

                                       Individual Purchaser or Individual
                                         representing Purchaser:

                                       ---------------------------------

                                       Address:
                                               ---------------------------

                                       Telephone:
                                                 -------------------------

                                       Telecopier:
                                                  ------------------------

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                        Purchase Agreement which follows)

A.       Complete the following items on BOTH Purchase Agreements:

         1.       Page 13 - Signature:

                  (i)   Name of Purchaser (Individual or Institution)

                  (ii) Name of Individual representing Purchaser (if an Institution)

                  (iii) Title of Individual representing Purchaser (if an
                        Institution)

                  (iv) Signature of Individual Purchaser or Individual representing Purchaser

         2.       Appendix I - Stock Certificate Questionnaire:

                  Provide the information requested by the Stock Certificate Questionnaire.

                  Appendix I - Registration Statement Questionnaire:

                  Provide the information requested by the Registration Statement Questionnaire.

         3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

B. Instructions regarding the transfer of funds for the purchase of Units will be sent by facsimile to the Purchaser at a later date.

C. Upon the resale of the Shares or Warrant Shares by the Purchaser after the Registration Statement covering the Shares and Warrant Shares is effective, as described in the Purchase Agreement, the Purchaser:

                  (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

                  (ii) must send a letter in the form of Appendix II to the Company so that the Shares or Warrant Shares, as the case may be, may be properly transferred.

                                                                      Appendix I
                                                                    (one of two)

MAGAININ PHARMACEUTICALS INC.

STOCK CERTIFICATE QUESTIONNAIRE

         Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.       The exact name that your Shares are to be
         registered in (this is the name that will appear
         on your stock certificate(s)).  You may use a
         nominee name if
         appropriate:                                  _______________________

2.       The relationship between the Purchaser of the
         Shares and the Registered Holder listed
         in response to item 1 above:                  ______________________

3.       The mailing address of the Registered Holder
         listed in response to item 1 above:           ______________________

                                                       ______________________

                                                       ______________________

                                                       ______________________

4.       The Social Security Number or
         Tax Identification Number of
         the Registered Holder listed
         in response to item 1 above:                  ______________________

                                                                      Appendix I
                                                                    (two of two)

                          MAGAININ PHARMACEUTICALS INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

                  In connection with the preparation of the Registration Statement, please provide us with the following information (a draft of the Registration Statement has been previously provided to you):

                  1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

                  2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

                  3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectuses included in the Registration Statement?

                                 Yes               No
                           -----             -----
                  If yes, please indicate the nature of any such relationships below:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                                                                     APPENDIX II

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

           The undersigned, [an officer of, or other person duly author-ized by] _____________________________________________________________
              [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such,

sold such shares on ____________________ pursuant to and in accordance with
                             [date]

registration statement number ___________________________________
                              [fill in the number of or otherwise

________________________________ and the requirement of delivering a identify registration statement]

current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

                   Name of Purchaser
              (Individual or
              Institution):       ______________________

                   Name of Individual
              representing
              Purchaser (if an
              Institution)         ______________________

              Title of Individual
              representing
              Purchaser (if an

              Institution):        ______________________

Signature by:

          Individual Purchaser
            or Individual repre-
            senting Purchaser:   ______________________